Exhibit 10.1

AMENDMENT NO. 2 TO LEASE

LAKE UNION STEAM PLANT BUILDING

This AMENDMENT NO. 2 TO LEASE (this “Amendment”) is entered into as of the below date between ARE-1201/1208 EASTLAKE AVENUE, LLC, a Delaware limited liability company (“Landlord”) and ZYMOGENETICS, INC., a Washington corporation (“Tenant”).

Landlord and Tenant are parties to that certain Lease dated October 4, 2002, as amended by Amendment No. 1 to Lease dated December 31, 2002. Capitalized terms not defined herein shall have the meanings set forth in the Lease. Pursuant to Section 2.1 of the Lease, the initial term has been extended and the purpose of this Amendment is to reflect the extension.

Now, therefore, Landlord and Tenant agree as follows:

1. EXTENSION OF INITIAL TERM. Effective on May 11, 2004, expiration date of the Initial Terms of the Lease is extended to May 10, 2019.

2. NO OTHER AMENDMENTS. Except as modified by this Amendment and by Amendment No. 1 dated December 31, 2002, the Lease remains in full force and effect and has not been modified or amended.

DATED: July 19, 2004.

LANDLORD:

ARE-1201/1208 Eastlake Avenue, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

		By:	/s/ Peter J. Nelson, CFO
Peter J. Nelson, CFO

TENANT:

ZYMOGENETICS, INC.,
a Washington corporation

By	/s/ James A. Johnson
Name:
Title:	Senior Vice President and Chief Financial Officer

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that James A. Johnson signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Chief Financial Officer of ZymoGenetics, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: July 12, 2004.

/s/ Kim M. Goplen
(Signature)

Notary Public
Title

My appointment expires July 7, 2007

STATE OF California	)
) ss.
COUNTY OF Los Angeles	)

I certify that I know or have satisfactory evidence that Peter J. Nelson is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Chief Financial Officer of ARE-QRS Corp., general partner of Alexandria Real Estate Equities, L.P., the Managing Member of ARE-1201/1208 Eastlake Avenue, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

DATED: July 19, 2004.

/s/ Teresa A. Flores
(Signature of Notary Public)

Teresa A. Flores
(Printed Name of Notary Public)
My Appointment expires: June 24, 2005

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